UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2006
ORIENTAL FINANCIAL GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893

(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer
Identification No.)

Oriental Center
Professional Offices Park
997 San Roberto Street, 10th Floor
San Juan, Puerto Rico	00926

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     On September 12, 2006, Efraín Archilla, a member of the Board of Directors of Oriental Financial Group Inc. (the “Company”) and a member of the Board’s Audit Committee, notified the Chairman of the Board that he would not be a candidate for re-election at the next annual meeting of stockholders. There were no disagreements between the Company and Mr. Archilla leading to his decision not to stand for re-election.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIENTAL FINANCIAL GROUP INC.
Date: September 13, 2006	By:	/s/ Carlos O. Souffront
Carlos O. Souffront
Secretary of the Board of Directors